Other liabilities	6 Months Ended
Jun. 30, 2025
Other liabilities.
Other liabilities

22.Other liabilities

	As at
	June 30,	December 31,
(in EUR 000)	2025	2024
Holiday pay accrual	774	903
Salary	2,583	3,354
Accrued expenses	963	511
Foreign currency swaps and forwards - current	—	353
Other	1,451	1,103
Total other liabilities	5,771	6,224

The decrease by €453,000 in other liabilities as at June 30, 2025, is mainly due to a decrease by €0.9 million in payroll related liabilities and a decrease by €353,000 in the fair value of the foreign currency swaps and forwards. We refer to note 23. The decrease is partly offset by an increase of €452,000 in accrued expenses and an increase of €348,000 in Other.

As at June 30, 2025, Other mainly consists of an outstanding liability related to the continued development of the Company’s strategic R&D project of which € 0.9 million (2024: €0.9 million) is recorded as current other liability and €379,000 (2024: €0.8 million) as non-current other liability.